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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  April 4, 2006


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-31345                 68-0490580
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  7.01   REGULATION FD DISCLOSURE

     Attached as Exhibit 99.1 is a copy of a press release, dated April 4, 2006, announcing that Pacific Energy Partners, L.P. will build a new crude oil pipeline to Cheyenne, Wyoming.

     The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS

             99.1 Pacific Energy Partners, L.P. Press Release dated April 4, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PACIFIC ENERGY PARTNERS, L.P.

                                           By:  PACIFIC ENERGY GP, LP,
                                                its general partner

                                           By:  PACIFIC ENERGY MANAGEMENT LLC,
                                                by its general partner

                                           By:  /S/ GERALD A. TYWONIUK
                                                ----------------------
                                                Gerald A. Tywoniuk
                                                Senior Vice President
                                                and Chief Financial Officer


Dated: April 4, 2006


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                                  EXHIBIT INDEX

Exhibit 99.1 -- Pacific Energy Partners, L.P. Press Release dated April 4, 2006.